EXHIBIT 10(o)(i)



                                AMENDMENT NUMBER 1 TO THE LIZ CLAIBORNE, INC.
                                     DIRECTORS 1991 STOCK OWNERSHIP PLAN
                                           (THE "DIRECTORS PLAN")




The Director's Plan is hereby amended effective March 9, 1994 as follows:

      In Section 5(a) in Line 2 after the word "of" delete:

            "January 1"

      and insert in its place:

            "the first business day of the Company's fiscal year"


      IN WITNESS WHEREOF, Liz Claiborne, Inc. has caused this instrument to be executed on this 22nd day of March 1994.








                              LIZ CLAIBORNE, INC.





                              By: